Triton International Announces Completion of Strategic Transition of Debt Capital Structure HAMILTON, Bermuda – (BUSINESS WIRE) – October 14, 2021 – Triton International Limited (NYSE: TRTN) (“Triton” or the “Company”) today announced the following actions implementing the planned transition of Triton’s debt capital structure to primarily unsecured debt: Bank Credit Facilities Triton’s subsidiary, Triton Container International Limited (“TCIL”), has amended and restated its existing revolving credit facility and $1.2 billion term loan facility so that both facilities will now be unsecured. In addition, the revolving credit facility was amended, among other things, to increase the borrowing limit to $2.0 billion, subject to further increase pursuant to the terms of the facility, and extend the maturity date to October 14, 2026. The amended facility also includes improved pricing terms that reduced the applicable borrowing margin to 1.375% over LIBOR from 1.50% prior to the amendment based on Triton’s unsecured debt rating. The size, maturity date and pricing of the term loan facility remain unchanged. Both facilities are now guaranteed by the Company. Release of Security on TCIL Senior Notes Additionally, TCIL’s $2.3 billion of outstanding senior secured notes (collectively, the “Notes”) will now also be unsecured under the “collateral fall-away” provisions of the indentures governing the Notes. The applicable series of Notes are:  $600,000,000 0.80% Senior Secured Notes due 2023  $500,000,000 1.150% Senior Secured Notes due 2024  $600,000,000 2.050% Senior Secured Notes due 2026  $600,000,000 3.150% Senior Secured Notes due 2031 “We are very pleased to have quickly and efficiently concluded this capital structure transition,” commented John Burns, Chief Financial Officer. “We believe these enhancements to our capital structure were enabled by our market leading position, history of strong financial performance and solid balance sheet. We expect this new, more flexible and cost efficient financing structure will add to our already substantial competitive advantages and further distance us from our peers.” The revolving credit facility amendment was led by BofA Securities, Inc., Citibank, N.A., Fifth Third Bank, National Association, Mizuho Bank, Ltd., MUFG Bank, Ltd., PNC Bank, National Association, Royal Bank of Canada, Truist Bank, and Wells Fargo Securities LLC as Joint Lead Arrangers. Bank of America, N.A. will serve as the administrative agent. The term loan credit facility amendment was led by PNC Capital Markets LLC, ING Belgium SA/NV, MUFG Bank, Ltd., Bank of America, N.A., Truist Securities, Inc., as Joint Lead Arrangers. PNC Bank, National Association will serve as the administrative agent. The Company intends to use funds borrowed under the amended credit facilities to repay amounts owed under existing facilities and for general corporate purposes. About Triton International Limited Triton International Limited is the world’s largest lessor of intermodal freight containers. With a container fleet of 6.9 million twenty-foot equivalent units ("TEU"), Triton’s global operations include acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis. Important Cautionary Information Regarding Forward-Looking Statements Certain statements in this release, other than purely historical information, including statements about the Company’s beliefs or expectations relating to future financing plans and strategies, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Triton’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. These factors include, without limitation, the impact of COVID-19 on the Company’s business and financial results; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in releasing containers after their initial fixed-term leases; customers’ decisions to buy rather than lease containers; dependence on a limited number of customers and suppliers; customer defaults; decreases in the selling prices of used containers; extensive competition in the container leasing industry; difficulties stemming from the international nature of the Company’s businesses; decreases in demand for international trade; disruption to the Company’s operations resulting from political and economic policies of the United States and other countries, particularly China, including but not limited to, the impact of trade wars, duties and tariffs; disruption to the Company’s operations from failure of, or attacks on, the Company’s information technology systems; disruption to the Company’s operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and corruption; ability to obtain sufficient capital to support growth; restrictions imposed by the terms of the Company’s debt agreements; the availability and cost of capital; changes in the tax laws in Bermuda, the United States and other countries; and other risks and uncertainties, including those risk factors set forth in the section entitled “Risk Factors” in our Form 10-K filed with the SEC on February 16, 2021. Any forward-looking statements made herein are qualified in their entirety by these cautionary statements. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contact Triton International Limited Andrew Greenberg, 914-697-2900 Senior Vice President Finance & Investor Relations